EXHIBIT 10-K (b)
ASSUMPTION AGREEMENT
Dated: November 09, 2011
Colgate-Palmolive Company
300 Park Avenue
New York, New York 10022
Attention: Treasurer
Citibank, N.A., as Administrative Agent
1615 Brett Road, Building 3
New Castle, Delaware 19720
Attention:    Bank Loan Syndications
Ladies and Gentlemen:
Reference is made to the Credit Agreement dated as of November 4, 2011 among Colgate-Palmolive Company (the “Borrower”), the Lenders parties thereto and Citibank, N.A., as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), for such Lenders.
The undersigned (the “Assuming Lender”) proposes to become an Assuming Lender pursuant to Section 2.14 of the Credit Agreement and, in that connection, hereby agrees that it shall become a Lender for purposes of the Credit Agreement on November 09, 2011 (the “Effective Date”) and that its Commitment shall as of such date be $50,000,000.
The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assumption Agreement and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iii) it is sophisticated with respect to decisions to become a Lender and it is experienced in entering into transactions this type, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(e) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assumption Agreement, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assumption Agreement, and (vi) if it is organized under the laws of a jurisdiction outside of the United States, attached to this Assumption Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the undersigned; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Pursuant to Section 2.16 of the Credit Agreement, the Assuming Lender requests that the

Borrower deliver to the Administrative Agent (to be promptly delivered to the Assuming Lender) Notes payable to the order of the Assuming Lender, dated as of the Effective Date and substantially in the form of Exhibit A to the Credit Agreement.
The effective date for this Assumption Agreement shall be the Effective Date. Upon delivery of this Assumption Agreement to the Borrower and the Administrative Agent, and satisfaction of all conditions imposed under Section 2.14 as of the Effective Date, the undersigned shall be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder. As of the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assumed hereby (including, without limitation, all payments of principal, interest and commitment fees) to the Assuming Lender.
This Assumption Agreement may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.
This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,
SOVEREIGN BANK
By /s/ Carlos A. Calixto
Name: Carlos A. Calixto
Title: Vice President
Domestic Lending Office
(and address for notices):
75 State Street
Boston, MA 02109
Eurodollar Lending Office
75 State Street
Boston, MA 02109
Above Acknowledged and Agreed to:
CITIBANK, N.A., as Administrative Agent
By /s/ Carolyn A. Kee
Name: Carolyn A. Kee
Title: Vice President
COLGATE-PALMOLIVE COMPANY

By /s/ Elaine C. Paik
Name: Elaine C. Paik
Title: Vice President and Corporate Treasurer